UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7686

             SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Robert I. Frenkel, Esq.
                     Salomon Brothers Asset Management Inc
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  MAY 31
Date of reporting period: MAY 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The ANNUAL Report to Stockholders is filed herewith.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Letter from the Chairman


                                                              PICTURE
                                                        R. JAY GERKEN, CFA


                                                        R. JAY GERKEN, CFA
                                                        Chairman and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

Generally, emerging markets performed well early in the past year but pulled back somewhat in the summer of 2003 amid a sell-off in the U.S. Treasury bond market and fears that the American economy was growing too quickly. Sovereign debt markets rebounded through the fall and early winter, as Treasury markets stabilized and investors refocused their attention on the strong and improving fundamentals in emerging market economies. However, these markets suffered a second sell-off in April and May 2004, which was driven almost entirely by technical factors, as many traders reacted to the upward interest rate pressure by selling their emerging markets debt positions in an effort to take profits, unwind existing leveraged positions, and decrease their overall risk.

Although the performance of emerging markets bonds suffered this past spring, the underlying market fundamentals, with rare exception, remained strong. Strength in commodity prices supported emerging markets valuations. Latin American countries, which constitute close to 59% of the market, as represented by J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"), /i/ particularly benefited from high commodity prices, as approximately one-third of the region's exports are commodity based. These markets also benefited from better-than-expected global economic growth.

The fund modestly outperformed its benchmark over the period, primarily as a result of the manager's positioning of assets within various emerging markets. The fund also benefited from its overall exposure to Latin America relative to the index. When selecting securities, the manager continued to employ a barbell approach to diversification that entailed overweighting more stable credits, such as Panama and Morocco, with selective overweight positions in more credit-sensitive issuers, such as Ecuador, Brazil and Colombia. However, the fund slightly lagged the average return of the Lipper emerging markets debt fund category. /ii/

Please read on for a more detailed look at prevailing economic and market conditions during the fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup Asset Management's entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the Fund.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.


Sincerely,

/s/ R. Jay Gerken, CFA

R. Jay Gerken, CFA
Chairman and Chief Executive Officer
July 20, 2004



MANAGER OVERVIEW

PERFORMANCE REVIEW

During the 12 months ended May 31, 2004, the fund returned 3.38%, based on its New York Stock Exchange ("NYSE") market price and 4.11% based on its net asset value ("NAV") /iii/ per share. In comparison, its benchmark the EMBI+ returned 3.14% and its Lipper emerging markets debt closed-end funds category average was 5.08% over the same time frame. Please note that Lipper performance returns are based on each fund's NAV.


                                FUND PERFORMANCE
                               AS OF MAY 31, 2004

                                             Annualized         12-Month
                             30-Day         Distribution         Total
  Price Per Share           SEC Yield          Yield             Return

   $12.84 (NAV)               9.93%            12.85%             4.11%
   $14.40 (NYSE)              8.84%            11.46%             3.38%

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELDS WILL VARY.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. Annualized distribution yield is the fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The "SEC yield" is a return figure often quoted by bond and other fixed income mutual funds. This quotation is based on the most recent 30-day (or one month) period covered by the fund's filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund's expenses for the period. The annualized distribution yield assumes a quarterly income dividend rate of $0.4125 for 12 months. These yields are as of May 31, 2004 and are subject to change.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


During the 12-month period, the fund distributed dividends to shareholders totaling $1.65 per share. The performance table shows the fund's 30-day SEC and annualized distribution yields as well as its 12-month total return based on its NAV and market price as of May 31, 2004. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELDS WILL VARY.

MARKET OVERVIEW

Emerging markets debt returned a tepid 3.14% during the fund's fiscal year as represented by the EMBI+. Emerging markets performed well early in the 12-month period ended May 31, 2004, but pulled back somewhat in the summer of 2003 amid a sell-off in the U.S. Treasury bond market and fears that the American economy was growing too quickly. Sovereign debt markets rebounded somewhat through the fall and early winter, as Treasury markets stabilized and investors refocused their attention on the strong and improving fundamentals in emerging market economies. However, emerging market bonds suffered a second sell-off early in 2004. April saw the EMBI+'s largest sell-off since July of 2001, with spreads over U.S. Treasuries widening to levels not seen since October of last year (in other words, the gap between emerging bond yields and those on comparable Treasuries increased as the selling pressure on emerging debt drove their yields higher). This sell-off was driven almost entirely by technical factors, as many traders reacted to the upward interest rate pressure by selling their emerging markets debt positions in an effort to take profits, unwind existing leveraged positions, and decrease their overall risk.

Despite the market tumult, emerging markets debt fundamentals remained strong, and the markets benefited from increasing signs of a global economic turnaround. Continued strength in commodity prices, including metals, agriculture and oil, provided positive support for many emerging market countries (commodities are the foundation of many developing country economies). Oil prices, in particular, remained high, favoring oil exporters, but fears remained that high-energy prices might dampen the global recovery. Oil revenues contributed to positive performance in Ecuador, Russia and Venezuela.

Spreads tightened during the 12-month period ended May 31, 2004, closing at 508 basis points over U.S. Treasuries (in other words, over the full year, the gap in yields between emerging bonds and comparable U.S. Treasures decreased, with emerging bonds yielding 5.08 percentage points higher than Treasuries). Over the same period, 12-month return volatility stood at 8.73% /iv/, substantially below long-term historical levels of 16%, yet another indication that emerging markets continue to be viewed as a more stable asset class.

FACTORS IMPACTING FUND PERFORMANCE

The fund's overweight positions in Ecuador and Brazil were the primary contributors to its outperformance versus the benchmark index in the 12-month period ended May 31, 2004. The fund's longstanding underweight in Argentina and tactical underweight in Russia also positively contributed to performance, as Argentine and Russian debt underperformed the market through the period. The fund's underweight position in Venezuela during the early part of the 12-month period detracted from our relative fund performance; however, we increased our position in Venezuela to market (equal) weight in the latter part of the period.

While we maintained our positive outlook on emerging markets debt through the past 12 months, we reduced the extent of the fund's overweight to the market as spreads tightened over the course of the 12 months. Specifically, we reduced the magnitude of the fund's overweight in Ecuador and Brazil in December, primarily through security selection. As of the period's close, the yields on emerging markets debt securities remained competitive to those on many other classes of fixed-income securities.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol "EDF" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XEDFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial web sites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers Emerging Markets Income Fund II Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ Peter J. Wilby                                   /s/ James E. Craige


Peter J. Wilby, CFA                                  James E. Craige, CFA
President                                            Executive Vice President

June 16, 2004



The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of May 31, 2004 and are subject to change. Please refer to pages 5 through 8 for a list and percentage breakdown of the fund's holdings.

RISKS: Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

ii Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2004, calculated among the 12 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.

iii NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Schedule of Investments
May 31, 2004



      FACE
     AMOUNT                               SECURITY(a)                                        VALUE
-----------------------------------------------------------------------------------------------------
Sovereign Bonds -- 90.0%
Argentina -- 1.4%
                     Republic of Argentina, Series L:
  $ 6,650,000           6.000% due 3/31/23 (b) ...................................      $  3,441,375
    5,025,000           DISC, 2.4375% due 3/31/23 (b)(c) .........................         2,631,844
                                                                                        ------------
                                                                                           6,073,219
                                                                                        ------------
Brazil -- 22.8%
                     Federal Republic of Brazil:
    22,580,000          12.250% due 3/6/30 .......................................        22,563,065
     3,175,000          11.000% due 8/17/40 ......................................         2,861,468
    52,282,087          C Bond, 8.000% due 4/15/14 ...............................        46,694,439
     2,578,824          DCB, Series L, 2.125% due 4/15/12 (c) ....................         2,125,918
                        FLIRB, Series L:
     9,556,154            Bearer, 2.0625% due 4/15/09 (c) ........................         8,457,196
    21,683,077            Registered, 2.0625% due 4/15/09 (c) ....................        19,189,523
                                                                                        ------------
                                                                                         101,891,609
                                                                                        ------------
Bulgaria -- 1.5%
     6,075,000       Republic of Bulgaria, 8.250% due 1/15/15 ....................         6,849,562
                                                                                        ------------
Colombia -- 4.8%
                     Republic of Colombia:
       800,000          10.750% due 1/15/13.......................................           839,000
    22,050,000          10.375% due 1/28/33 ......................................        20,671,875
                                                                                        ------------
                                                                                          21,510,875
                                                                                        ------------
Costa Rica -- 1.9%
                     Republic of Costa Rica:
     6,000,000          8.050% due 1/31/13 .......................................         6,240,000
     1,625,000          6.548% due 3/20/14 .......................................         1,495,000
       800,000          9.995% due 8/1/20 (d).....................................           884,000
                                                                                        ------------
                                                                                           8,619,000
                                                                                        ------------
Dominican Republic -- 0.6%
     3,650,000       Dominican Republic, 9.500% due 9/27/06 ......................         2,810,500
                                                                                        ------------
Ecuador -- 4.9%
                     Republic of Ecuador:
    20,775,000          12.000% due 11/15/12 .....................................        18,801,375
     4,005,000          7.000% due 8/15/30 (c) ...................................         2,823,525
                                                                                        ------------
                                                                                          21,624,900
                                                                                        ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

May 31, 2004




      FACE
     AMOUNT                               SECURITY(a)                                        VALUE
----------------------------------------------------------------------------------------------------
El Salvador -- 1.5%
                     Republic of El Salvador:
  $  3,650,000          7.750% due 1/24/23 .......................................      $  3,796,000
     2,975,000          8.250% due 4/10/32 .......................................         2,781,625
                                                                                        ------------
                                                                                           6,577,625
                                                                                        ------------
Malaysia -- 0.8%
     2,975,000       Malaysia, 7.500% due 7/15/11 ................................         3,357,469
                                                                                        ------------
Mexico -- 11.2%
                     United Mexican States:
     4,000,000          7.500% due 1/14/12 .......................................         4,334,000
     6,185,000          6.375% due 1/16/13 .......................................         6,194,277
     7,748,000          5.875% due 1/15/14 .......................................         7,449,702
     7,100,000          6.625% due 3/3/15 ........................................         7,085,800
    23,895,000          8.300% due 8/15/31 .......................................        25,089,750
                                                                                        ------------
                                                                                          50,153,529
                                                                                        ------------
Panama -- 5.0%
                     Republic of Panama:
     7,926,000          9.375% due 1/16/23 .......................................         8,044,890
     7,500,000          8.875% due 9/30/27 .......................................         7,256,250
     4,890,000          9.375% due 4/1/29 ........................................         5,366,775
     1,644,406          IRB, 2.000% due 7/17/14 (c) ..............................         1,531,254
                                                                                        ------------
                                                                                          22,199,169
                                                                                        ------------
Peru -- 3.1%
                     Republic of Peru:
     4,500,000          FLIRB, 4.500% due 3/7/17 (c) .............................         3,600,000
    12,307,750          PDI, 5.000% due 3/7/17 (c) ...............................        10,400,049
                                                                                        ------------
                                                                                          14,000,049
                                                                                        ------------
Philippines -- 5.0%
                     Republic of Philippines:
    18,000,000          8.250% due 1/15/14 .......................................        16,987,500
     5,025,000          10.625% due 3/16/25 ......................................         5,163,187
                                                                                        ------------
                                                                                          22,150,687
                                                                                        ------------
Russia -- 16.2%
                     Russian Federation:
     6,935,000          11.000% due 7/24/18 ......................................         8,738,100
    70,040,000          5.000% due 3/31/30 (c)(a) ................................        63,692,625
                                                                                        ------------
                                                                                          72,430,725
                                                                                        ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 6

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

May 31, 2004



      FACE
     AMOUNT                               SECURITY(a)                                        VALUE
----------------------------------------------------------------------------------------------------
Turkey -- 4.7%
                     Republic of Turkey:
   $18,750,000          9.500% due 1/15/14 .......................................      $ 18,750,000
     1,850,000          11.875% due 1/15/30 ......................................         2,139,063
                                                                                        ------------
                                                                                          20,889,063
                                                                                        ------------
Venezuela -- 4.6%
                     Republic of Venezuela:
     3,925,000          5.375% due 8/7/10 ........................................         3,052,669
    12,250,000          9.250% due 9/15/27 .......................................        10,283,875
     6,190,275          DCB, Series DL, 2.125% due 12/18/07 (c) ..................         5,834,334
       857,100          FLIRB, Series A, 2.0625% due 3/31/07 (c)..................           805,674
       850,000          Series A, 6.750% due 3/31/20..............................           743,484
                                                                                        ------------
                                                                                          20,720,036
                                                                                        ------------
                     Total Sovereign Bonds (Cost -- $427,984,872) ................       401,858,017
                                                                                        ------------
Loan Participations (e) -- 3.9%
Jamaica -- 0.1%
       343,750       Government of Jamaica, Tranche B, 2.063% due 11/15/04
                       (J.P. Morgan Chase & Co.) (c)..............................           333,438
                                                                                        ------------
Morocco -- 3.3%
    15,217,692       Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09
                        (CS First Boston Corp., J.P. Morgan Chase & Co., and
                        UBS Financial Services Inc.) (c)..........................        14,951,382
                                                                                        ------------
Russia -- 0.5%
     3,000,000       Russian Government, Foreign Trade Obligation, zero coupon
                        due 12/31/20 (Bank of America) (f)........................         2,370,000
                                                                                        ------------
                     Total Loan Participations (Cost -- $17,219,297) .............        17,654,820
                                                                                        ------------
Corporate Bonds -- 5.6%
Malaysia -- 0.5%
     1,975,000       Petronas Capital Ltd., 7.875% due 5/22/22....................         2,159,163
                                                                                        ------------

Mexico -- 5.1%
    18,300,000       PEMEX, Project Funding Master Trust, 7.375% due 12/15/14 ....        18,917,625
     3,300,000       Petroleos Mexicanos, 9.500% due 9/15/27 .....................         3,745,500
                                                                                        ------------
                                                                                          22,663,125
                                                                                        ------------
                     Total Corporate Bonds (Cost -- $26,244,488) .................        24,822,288
                                                                                        ------------


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 7

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

May 31, 2004



      RIGHTS/
     WARRANTS                            SECURITY (a)                                        VALUE
-----------------------------------------------------------------------------------------------------

Rights and Warrants (f)(g) -- 0.0%
        2,000 Warrants  Asia Pulp & Paper (Exercise price of $7.8375 per share expiring on 3/15/05. Each warrant exercisable for 12.914 shares of
                          common stock.) (d)...........................................          $ 0
       55,335 Rights    Venezuela Discount Rights .....................................            0
                                                                                        ------------
                        Total Rights and Warrants (Cost -- $0).........................            0
                                                                                        ------------

    FACE
   AMOUNT
-------------
Repurchase Agreement -- 0.5%
   $2,365,000           Deutsche Bank Securities Inc. dated 5/28/04,
                          1.020% due 6/1/04; Proceeds at maturity -- $2,365,268;
                          (Fully collateralized by various U.S. Treasury obligations,
                          0.000% to 8.750% due 6/8/04 to 9/15/29;
                          Market value -- $2,412,300) (Cost -- $2,365,000).............    2,365,000
                                                                                        ------------
                        Total Investments -- 100.0% (Cost -- $473,813,657*)............ $446,700,125
                                                                                        ============


----------

(a) All or a portion of these securities are segregated as collateral pursuant to a revolving credit facility or reverse repurchase agreements.
(b) Security is currently in default.
(c) Rate shown reflects current rate on variable rate instruments or instruments with step coupon rates.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(e) Participation interests were acquired through the financial institutions indicated parenthetically.
(f) Security is valued in accordance with fair valuation procedures.
(g) Non-income producing security.

* Aggregate cost for Federal income tax purposes is $474,620,224.

Abbreviations used in this schedule:
-------------------------------------
    C Bond   -- Capitalization Bond
    DCB      -- Debt Conversion Bond
    DISC     -- Discount Bond
    FLIRB    -- Front Loaded Interest Reduction Bond
    IRB      -- Interest Reduction Bond
    PDI      -- Past Due Interest

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Statement of Assets and Liabilities
May 31, 2004

ASSETS:
  Investments, at value (Cost -- $473,813,657).......................................   $446,700,125
  Cash...............................................................................      2,925,290
  Interest receivable................................................................      8,499,327
  Receivable for securities sold.....................................................      7,864,941
  Receivable from broker -- variation margin.........................................      1,160,156
  Prepaid expenses...................................................................          9,863
                                                                                        ------------
  TOTAL ASSETS.......................................................................    467,159,702
                                                                                        ------------

LIABILITIES:
  Loan payable (Note 4)..............................................................    100,000,000
  Payable for open reverse repurchase agreement (Note 7).............................     50,375,000
  Payable for securities purchased...................................................      3,946,285
  Interest payable (Note 4 and 7)....................................................        562,288
  Management fee payable ............................................................        276,192
  Accrued expenses...................................................................        285,803
                                                                                        ------------
  TOTAL LIABILITIES..................................................................    155,445,568
                                                                                        ------------
TOTAL NET ASSETS.....................................................................   $311,714,134
                                                                                        ============

NET ASSETS:
  Par value of capital shares ($0.001 par value, 100,000,000 shares authorized;
  24,270,614 shares outstanding).....................................................   $     24,271
  Capital paid in excess of par value................................................    327,918,536
  Undistributed net investment income................................................      5,677,539
  Accumulated net realized loss from investment transactions, options and
  futures contracts..................................................................     (6,950,308)
  Net unrealized depreciation on investments and futures contracts...................    (14,955,904)
                                                                                        ------------
TOTAL NET ASSETS.....................................................................   $311,714,134
                                                                                        ============
Net Asset Value, per share ($331,714,134 / 24,270,614 shares outstanding)............         $12.84
                                                                                              ======


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 9

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Statement of Operations
For the Year Ended May 31, 2004

INCOME:
  Interest...........................................................................     $37,089,535
                                                                                          -----------
EXPENSES:
  Management fee (Note 2)............................................................       3,484,368
  Interest expense (Note 4 and 7)....................................................       2,567,606
  Custody............................................................................         141,039
  Audit and legal....................................................................         124,201
  Shareholder communications.........................................................         111,185
  Directors' fees ...................................................................          68,210
  Listing fees.......................................................................          33,526
  Transfer agency services...........................................................          25,539
  Loan fees..........................................................................           8,197
  Insurance..........................................................................           6,149
  Other..............................................................................           9,772
                                                                                          -----------
  TOTAL EXPENSES.....................................................................       6,579,792
                                                                                          -----------
NET INVESTMENT INCOME................................................................      30,509,743
                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1, 3, 6, AND 9):
  Realized Gain (Loss) From:
    Investment transactions .........................................................      45,948,681
    Options written..................................................................         238,513
    Futures contracts................................................................     (11,745,805)
    Foreign currency transactions....................................................         (55,712)
                                                                                          -----------
  NET REALIZED GAIN..................................................................      34,385,677
                                                                                          -----------
  Change in Net Unrealized Depreciation From:
    Investments......................................................................     (62,539,119)
    Futures contracts................................................................      12,157,628
    Foreign currencies...............................................................          55,797
                                                                                          -----------
  INCREASE IN NET UNREALIZED DEPRECIATION............................................     (50,325,694)
                                                                                          -----------
NET LOSS ON INVESTMENTS, OPTIONS, FUTURES CONTRACTS AND FOREIGN CURRENCIES ..........     (15,940,017)
                                                                                          -----------
INCREASE IN NET ASSETS FROM OPERATIONS ..............................................     $14,569,726
                                                                                          ===========

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



Statements of Changes in Net Assets
For the Years Ended May 31,

                                                                             2004            2003
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..............................................   $ 30,509,743     $ 35,687,878
  Net realized gain..................................................     34,385,677       22,134,421
  Increase in net unrealized appreciation (depreciation).............    (50,325,694)      35,956,144
                                                                        ------------     ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.............................     14,569,726       93,778,443
                                                                        ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................................    (25,612,007)     (39,505,644)
  Net realized gains.................................................    (14,267,894)              --
                                                                        ------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS..........    (39,879,901)     (39,505,644)
                                                                        ------------     ------------

FUND SHARE TRANSACTIONS:
  Proceeds from shares issued in reinvestment of dividends
    (163,699 and 266,970 shares issued, respectively)................      2,448,643        3,083,557
                                                                        ------------     ------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS................      2,448,643        3,083,557
                                                                        ------------     ------------
INCREASE (DECREASE) IN NET ASSETS....................................    (22,861,532)      57,356,356

NET ASSETS:
  Beginning of year..................................................    334,575,666      277,219,310
                                                                        ------------     ------------
  END OF YEAR*.......................................................   $311,714,134     $334,575,666
                                                                        ============     ============
*  Includes undistributed (overdistributed) net investment income of:     $5,677,539        $(210,339)
                                                                          ==========        =========

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Statement of Cash Flows
For the Year Ended May 31, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
  Interest received..................................................................           $ 32,110,836
  Operating expenses paid............................................................             (3,937,280)
  Net purchase of short-term investments.............................................             (1,967,000)
  Realized loss on foreign currency transactions.....................................                (55,712)
  Realized gain on options written...................................................                238,513
  Realized loss on futures contracts.................................................            (11,745,805)
  Net change in unrealized appreciation on futures contracts.........................             12,157,628
  Net change in unrealized appreciation on foreign currencies........................                 55,797
  Net purchases of long-term investments.............................................           (851,681,657)
  Proceeds from disposition of long-term investments.................................            818,335,358
  Net change in receivable from broker -- variation margin...........................             (1,160,156)
  Interest paid......................................................................             (2,398,938)
                                                                                                ------------
  NET CASH USED BY OPERATING AND INVESTING ACTIVITIES................................            (10,048,416)
                                                                                                ------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash dividends paid on Common Stock................................................            (39,879,901)
  Proceeds from reverse repurchase agreement.........................................             50,375,000
  Proceeds from reinvestment of dividends............................................              2,448,643
                                                                                                ------------
  NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES....................................             12,943,742
                                                                                                ------------
NET INCREASE IN CASH.................................................................              2,895,326
Cash, Beginning of year..............................................................                 29,964
                                                                                                ------------
CASH, END OF YEAR....................................................................           $  2,925,290
                                                                                                ============
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS
PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
  INCREASE IN NET ASSETS FROM OPERATIONS.............................................           $ 14,569,726
                                                                                                ------------
  Accretion of discount on investments...............................................             (5,121,939)
  Amortization of premium on investments.............................................              1,250,043
  Increase in investments, at value..................................................            (75,161,475)
  Increase in interest receivable....................................................             (1,106,803)
  Decrease in receivable for investments sold........................................             73,292,587
  Increase in variation margin receivable............................................             (1,160,156)
  Decrease in prepaid expenses.......................................................                 11,536
  Decrease in payable of investments purchased.......................................            (16,853,973)
  Increase in interest payable.......................................................                168,668
  Increase in accrued expenses.......................................................                 63,370
                                                                                                ------------
  TOTAL ADJUSTMENTS..................................................................            (24,618,142)
                                                                                                ------------
NET CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES............................           $(10,048,416)
                                                                                                ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 12

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Notes to Financial Statements

Note 1.  Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Income Fund II Inc. ("Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities and derivatives for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

(d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(f) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays distributions to shareholders quarterly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed, at least, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as tax return of capital.

(g) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward foreign currency contract is extinguished

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

(compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

(h) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(i) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At May 31, 2004, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2.  Management and Advisory Fees and Other Transactions

The Fund entered into a new investment advisory and administration agreement with Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). SBAM provides all management, advisory and administration services for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services.

At May 31, 2004, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, held 47 shares of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of SBAM.

Note 3.  Portfolio Activity

For the year ended May 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases ......................................................    $834,827,684
                                                                    ============
Sales ..........................................................    $745,042,771
                                                                    ============

At May 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation ..................................  $  1,958,631
Gross unrealized depreciation ..................................   (29,878,730)
                                                                  ------------
Net unrealized depreciation ....................................  $(27,920,099)
                                                                  ============

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Note 4.  Loan

At May 31, 2004, the Fund had a $110,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $100,000,000 outstanding with CXC LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of SBAM, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rate of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2004, the annualized weighted average interest rate of the loan was 2.19%. The Fund paid interest expense of $2,224,346 on this loan.

Note 5.  Loan Participations/Assignments

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At May 31, 2004, the Fund held loan participations with a total cost of $17,219,297 and with a total market value of $17,654,820.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

Note 6.  Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At May 31, 2004, the Fund had the following open futures contracts:


     Sold              Number of                                           Market          Unrealized
   Contracts           Contracts    Expiration       Basis Value            Value             Gain
 ---------------       ---------    ----------       -----------           -------          ---------
U.S. Treasury
  10 Year Note           2,250         6/04         $259,376,378        $247,218,750       $12,157,628



Note 7. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2004 were as follows:

                                                  Average             Weighted             Maximum
                                                   Daily               Average             Amount
 Fund                                             Balance           Interest Rate        Outstanding
------                                         -------------        ------------        -------------
Emerging Markets Income Fund II ............    $19,395,150             1.34%            $50,375,000



Interest rates on reverse repurchase agreements ranged from 1.10% to 1.40% during the year ended May 31, 2004. Interest expense paid on reverse repurchase agreements totaled $174,592.

At May 31, 2004, the Fund had the following open reverse repurchase agreement:


      FACE
     AMOUNT                                SECURITY                                          VALUE
  ------------    ---------------------------------------------------------------        ------------

$50,375,000       Reverse Repurchase Agreement with J.P. Morgan Chase & Co., dated 2/19/04 bearing 1.400% to be repurchased at $51,090,045 on 2/18/05, collateralized by: Russian Federation, 5.000% due
                    3/31/30; Market value -- $52,043,531 (Cost -- $50,375,000).......    $50,375,000


Note 8. Credit and Market Risk

The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At May 31, 2004, the Fund had a concentration of risk in sovereign debt of emerging market countries.

Note 9.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 2004, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

The following written covered call option transactions occurred during the year ended May 31, 2004:

                                                     Number of
                                                     Contracts       PREMIUMS
                                                     ---------       ---------
Options written, outstanding at May 31, 2003........       --        $       0
Options written.....................................   40,785          243,513
Options closed......................................  (10,000)        (145,000)
Options expired.....................................  (30,785)         (98,513)
                                                      -------        ---------
Options written, outstanding at May 31, 2004........       --        $       0
                                                      =======        =========

Note 10.   Dividend Subsequent to May 31, 2004

On May 14, 2004, the Board of Directors of the Fund declared a dividend of $0.4125 per share from net investment income. The dividend is payable on June 25, 2004 to shareholders of record on June 15, 2004.

Note 11. Income Tax Information and Distributions to Shareholders
The tax basis components of distributable earnings at May 31, 2004 was:

                                                                2004
                                                            ------------
Undistributed ordinary income ........................      $ 11,707,672
                                                            ============
Unrealized depreciation ..............................      $(27,920,099)
                                                            ============

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales loss deferrals, mark-to-market of derivative contracts and the treatment of amortization of premiums and accretion of discounts.

The tax character of distributions paid during the year ended May 31 was:

                                                  2004             2003
                                              -----------      -----------
Ordinary income............................   $39,879,901      $39,505,644
                                              ===========      ===========

Note 12.  Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

agreements with an unaffiliated sub-transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Financial Highlights

Data for a share of common stock outstanding throughout the year ended May 31, unless otherwise noted:


                                                  2004(1)    2003(1)    2002         2001       2000
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............   $13.88     $11.63     $11.53      $10.84     $ 9.71
                                                  ------     ------     ------      ------     ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(2)....................     1.26       1.49       1.37        1.80       1.36
   Net realized and unrealized gain (loss)(2)..    (0.65)      2.40       0.37        0.54       1.41
                                                  ------     ------     ------      ------     ------
Total Income From Operations...................     0.61       3.89       1.74        2.34       2.77
                                                  ------     ------     ------      ------     ------
LESS DISTRIBUTIONS FROM:
   Net investment income.......................    (1.06)     (1.65)     (1.65)      (1.65)     (1.65)
   Net realized gains..........................    (0.59)        --         --          --         --
                                                  ------     ------     ------      ------     ------
Total Distributions............................    (1.65)     (1.65)     (1.65)      (1.65)     (1.65)
                                                  ------     ------     ------      ------     ------
INCREASE IN NET ASSET VALUE DUE TO SHARES
  ISSUED ON REINVESTMENT OF DIVIDENDS..........       --       0.01       0.01          --       0.01
                                                  ------     ------     ------      ------   --------
NET ASSET VALUE, END OF YEAR...................   $12.84     $13.88     $11.63      $11.53     $10.84
                                                  ======     ======     ======      ======   ========
MARKET VALUE, END OF YEAR......................   $14.40     $15.53     $13.88      $12.65   $10.8125
                                                  ======     ======     ======      ======   ========
TOTAL RETURN, BASED ON MARKET
   PRICE PER SHARE(3)..........................     3.38%     28.76%     26.23%      35.06%      5.83%
RATIOS TO AVERAGE NET ASSETS:
   Total expenses, including interest expense..     1.98%      2.37%      3.06%       4.55%      4.45%
   Total expenses, excluding interest
     expense (operating expenses)..............     1.21%      1.37%      1.40%       1.37%      1.39%
   Net investment income(2)....................     9.19%     13.59%     13.60%      15.41%     13.52%
SUPPLEMENTAL DATA:
   Net Assets, End of Year (000s).............. $311,714   $334,576   $277,219    $271,898   $254,060
   Portfolio Turnover Rate ....................      169%       237%       233%        225%        93%
   Loan Outstanding, End of Year (000s)........ $100,000   $100,000   $100,000    $100,000   $100,000
   Asset Coverage (000s)....................... $411,714   $434,576   $377,219    $371,898   $354,060
   Asset Coverage for Loan Outstanding ........      412%       435%       377%        372%       354%
   Weighted Average Loan (000s)................ $100,000   $100,000   $100,000    $100,000   $100,000
   Weighted Average Interest Rate on Loans.....     2.19%      2.60%      4.40%       8.55%      7.55%
------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective June 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 13.65%. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
(3) For the purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Income Fund II Inc. ("Fund") at May 31, 2004, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York 10036
July 21, 2004

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS
The business and affairs of Salomon Brothers Emerging Markets Income Fund II Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.


                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                             FUND COMPLEX
                                              TERM OF       PRINCIPAL        OVERSEEN BY        OTHER
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)        DIRECTOR         BOARD
                               HELD WITH      LENGTH OF    DURING PAST        (INCLUDING     MEMBERSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED   FIVE YEARS          THE FUND)  HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Carol L. Colman               Director and      Since    President,               35            None
Colman Consulting Co.         Member of the     2003     Colman
278 Hawley Road               Nominating and             Consulting Co.
North Salem, NY 10560         Audit Committees,
Age 58                        Class III

Daniel P. Cronin              Director and      Since    Formerly Associate       32            None
Pfizer Inc.                   Member of the     2003     General Counsel,
235 East 42nd Street          Nominating and             Pfizer Inc.
New York, NY 10017            Audit Committees,
Age 57                        Class III

Leslie H. Gelb                Director and      Since    President, Emeritus and  32      Director of
150 East 69th Street          Member of         1994     Senior Board Fellow,             two registered
New York, NY 10021            the Nominating             The Council on Foreign           investment
Age 66                        and Audit                  Relations; Formerly,             companies
                              Committees,                Columnist, Deputy                advised by
                              Class I                    Editorial Page Editor and        Advantage
                                                         Editor, Op-Ed Page,              Advisers, Inc.
                                                         The New York Times               ("Advantage")


William R. Hutchinson         Director and      Since    President, W.R.          42      Director,
535 N. Michigan               Member of         2003     Hutchinson & Associates          Associated
Suite 1012                    Nominating                 Inc.; Formerly Group Vice        Banc-Corp.
Chicago, IL 60611             and Audit                  President, Mergers and
Age 61                        Committees,                Acquisitions, BP Amoco
                              Class III                  p.l.c.

Riordan Roett                 Director and      Since    Professor and Director,  32      Director,
The Johns Hopkins University  Member of         1995     Latin America Studies            The Latin
1740 Massachusetts Ave., NW   the Nominating             Program, Paul H. Nitze           America Equity
Washington, DC 20036          and Audit                  School of Advanced               Fund, Inc.
Age 65                        Committees,                International Studies,
                              Class I                    The Johns Hopkins
                                                         University


SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                             FUND COMPLEX
                                              TERM OF       PRINCIPAL        OVERSEEN BY        OTHER
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)        DIRECTOR         BOARD
                               HELD WITH      LENGTH OF    DURING PAST        (INCLUDING     MEMBERSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED   FIVE YEARS          THE FUND)  HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------

Jeswald W. Salacuse           Director and      Since    Henry J. Braker          32      Director of two
Tufts University              Member of         1994     Professor of                     registered
The Fletcher School of        the Nominating             Commercial Law and               investment
Law & Diplomacy               and Audit                  formerly Dean, The               companies
160 Packard Avenue            Committees,                Fletcher School of               advised by
Medford, MA 02155             Class II                   Law & Diplomacy,                 Advantage
Age 66                                                   Tufts University

INTERESTED DIRECTOR:

R. Jay Gerken, CFA(2)         Director,         Since    Managing Director        221      None
Citigroup Asset               Chairman          2002     of Citigroup Global
Management ("CAM")            and Chief                  Markets Inc. ("CGM");
399 Park Avenue, 4th Floor    Executive Officer,         Chairman, President,
New York, NY 10022            Class II                   Chief Executive Officer
Age 53                                                   and Director of
                                                         Smith Barney Fund
                                                         Management LLC
                                                         ("SBFM"), Travelers
                                                         Investment Adviser, Inc.
                                                         ("TIA") and Citi Fund
                                                         Management Inc.
                                                         ("CFM"); President and
                                                         Chief Executive Officer
                                                         of certain mutual funds
                                                         associated with Citigroup
                                                         Inc. ("Citigroup");
                                                         Formerly Portfolio
                                                         Manager of Smith Barney
                                                         Allocation Series Inc. (from
                                                         1996 to 2001) and Smith
                                                         Barney Growth and
                                                         Income Fund (from 1996
                                                         to 2000)


SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                             FUND COMPLEX
                                              TERM OF       PRINCIPAL        OVERSEEN BY        OTHER
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)        DIRECTOR         BOARD
                               HELD WITH      LENGTH OF    DURING PAST        (INCLUDING     MEMBERSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED   FIVE YEARS          THE FUND)  HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------

OFFICERS:

Peter J. Wilby, CFA           President         Since    Managing Director        N/A          N/A
CAM                                             1994     of CGM and Salomon
399 Park Avenue, 4th Floor                               Brothers Asset
New York, NY 10022                                       Management Inc
Age 44                                                   ("SBAM") (since
                                                         January 1996)

Andrew B. Shoup               Senior Vice       Since    Director of CAM;         N/A          N/A
CAM                           President and     2003     Senior Vice President
125 Broad Street, 11th Floor  Chief                      and Chief Administrative
New York, NY 10004            Administrative             Officer of mutual funds
Age 47                        Officer                    associated with Citigroup;
                                                         Treasurer of certain
                                                         mutual funds associated
                                                         with Citigroup; Head of
                                                         International Funds
                                                         Administration of CAM
                                                         (from 2001 to 2003);
                                                         Director of Global
                                                         Funds Administration of
                                                         CAM (from 2000 to
                                                         2001); Head of U.S.
                                                         Citibank Funds
                                                         Administration of CAM
                                                         (from 1998 to 2000)

Frances M. Guggino            Treasurer and     Since    Vice President of CGM;   N/A         N/A
CAM                           Chief Financial   2004     Treasurer and Chief
125 Broad Street, 10th Floor  Officer                    Financial Officer of
New York, NY 10004                                       certain mutual funds
Age 45                        Controller        Since    associated with Citigroup;
                                                2002     Controller of certain
                                                         mutual funds associated
                                                         with Citigroup

James E. Craige, CFA          Executive Vice    Since    Managing Director of     N/A         N/A
CAM                           President         1999     CGM and SBAM
399 Park Avenue, 4th Floor                               (since December 1998);
New York, NY 10022                                       Director of CGM and
Age 37                                                   SBAM (since January
                                                         1998) and Vice
                                                         President of CGM and
                                                         SBAM (since January
                                                         1996)



SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                             FUND COMPLEX
                                              TERM OF       PRINCIPAL        OVERSEEN BY        OTHER
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)        DIRECTOR         BOARD
                               HELD WITH      LENGTH OF    DURING PAST        (INCLUDING     MEMBERSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED   FIVE YEARS          THE FUND)  HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------

Thomas K. Flanagan, CFA       Executive Vice    Since    Managing Director        N/A          N/A
CAM                           President         1994     of CGM and SBAM
399 Park Avenue, 4th Floor                               (since December 1998);
New York, NY 10022                                       Prior to December
Age 50                                                   1998, Director of
                                                         CGM and SBAM

Joseph T. Volpe               Controller        Since    Vice President of CAM    N/A         N/A
CAM                                             2004     (since 1992); Assistant
125 Broad Street, 10th Floor                             Controller for CAM
New York, NY 10004                                       (since 2002); Controller
Age 42                                                   of certain mutual funds
                                                         associated with Citigroup

Robert I. Frenkel             Secretary and     Since    Managing Director and    N/A         N/A
CAM                           Chief Legal       2003     General Counsel of
300 First Stamford Place      Officer                    Global Mutual Funds
4th Floor                                                for CAM and its
Stamford, CT 06902                                       predecessor (since
Age 48                                                   1994); Secretary of CFM
                                                         (from 2001 to 2004);
                                                         Secretary and Chief Legal
                                                         Officer of mutual funds
                                                         associated with Citigroup


------------
(1) The Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2005 and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
2) Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)


Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock ("Shares") of the Salomon Brothers Emerging Markets Income Fund II Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)



If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                        --------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Directors                                       Salomon Brothers Emerging Markets
                                                Income Fund II Inc.
CAROL L. COLMAN                                       125 Broad Street
DANIEL P. CRONIN                                      10th Floor, MF-2
LESLIE H. GELB                                        New York, New York 10004
R. JAY GERKEN, CFA                                    Telephone 1-888-777-0102
WILLIAM R. HUTCHINSON
RIORDAN ROETT                                   INVESTMENT MANAGER
JESWALD W. SALACUSE                                   Salomon Brothers Asset Management Inc
                                                      399 Park Avenue
                                                      New York, New York 10022
Officers
                                                CUSTODIAN
R. JAY GERKEN, CFA                                    State Street Bank and Trust Company
      Chairman and Chief Executive Officer            225 Franklin Street
                                                      Boston, Massachusetts 02110
PETER J. WILBY, CFA
      President                                 TRANSFER AGENT
                                                      American Stock Transfer & Trust Company
ANDREW B. SHOUP                                       59 Maiden Lane
      Senior Vice President and                       New York, New York 10038
      Chief Administrative Officer
                                                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FRANCES M. GUGGINO                                    PricewaterhouseCoopers LLP
      Treasurer and Chief Financial Officer           1177 Avenue of the Americas
                                                      New York, New York 10036
JAMES E. CRAIGE, CFA
      Executive Vice President                  LEGAL COUNSEL
                                                      Simpson Thacher & Bartlett LLP
THOMAS K. FLANAGAN, CFA                               425 Lexington Avenue
      Executive Vice President                        New York, New York 10017-3909

JOSEPH T. VOLPE                                 NEW YORK STOCK EXCHANGE SYMBOL
      Controller                                      EDF

ROBERT I. FRENKEL
      Secretary and Chief Legal Officer


                                                        Salomon Brothers
                                                        Emerging Markets
                                                        Income Fund II Inc.


                                                        Annual Report
                                                        May 31, 2004

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038


                                                        Salomon
                                                        Brothers
                                                    Asset Management

                                                                     EDFANN 5/04
                                                                         04-6914

ITEM 2.           CODE OF ETHICS.

                  The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT.

                  The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr.Hutchinson as the Audit Committee's financial expert. Mr.Hutchinson is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.           PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  (a) Audit Fees for Salomon Brothers Emerging Markets Income Fund II Inc. were $53,000 and $53,000 for the years ended 5/31/04 and 5/31/03, respectively.

                  (b) Audit-Related Fees for Salomon Brothers Emerging Markets Income Fund II Inc. were $8,500 and $8,500 for the years ended 5/31/04 and 5/31/03. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Revolving Credit Facility.

                       In addition, there were no Audit-Related Fees billed in the years ended 5/31/04 and 5/31/03 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Emerging Markets Income Fund II Inc. ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to May 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

                  (c) Tax Fees for Salomon Brothers Emerging Markets Income Fund II Inc. were $6,200 and $6,200 for the years ended 5/31/04 and 5/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Emerging Markets Income Fund II Inc.

                       There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through May 31, 2004 that required pre-approval by the Audit Committee.

                  (d) There were no All Other Fees for Salomon Brothers Emerging Markets Income Fund II Inc. for the years ended 5/31/04 and 5/31/03.

                       ALL OTHER FEES: The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Emerging Markets Income Fund II Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through May 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

                  (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

                       The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                       The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
                       (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
                       (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                       Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
                       (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                  (f)  N/A

                  (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Emerging Markets Income Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Income Fund II Inc. were $2.0 million and $6.4 million for the years ended 5/31/04 and 5/31/03.

                  (h) Yes. The Salomon Brothers Emerging Markets Income Fund II Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Emerging Markets Income Fund II Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.           [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

                  In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

                  In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

                  In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and
                  (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

                  CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

                  If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.           [RESERVED]

ITEM 9.           CONTROLS AND PROCEDURES.

                  (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

                  (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.          EXHIBITS.

                  (a)      Code of Ethics attached hereto.

                  Exhibit 99.CODE ETH

                  (b)      Attached hereto.


                  Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

                  Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


By:      /s/ R. Jay Gerken R. Jay Gerken
         Chief Executive Officer of
         SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Date:    August 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.
Date:    August 9, 2004


By:      /s/ ANDREW B. SHOUP
         ANDREW B. SHOUP
         Chief Administrative Officer of
         SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.
Date:    August 9, 2004